Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
38259P508
690370101
05069A302
Issuer
GOOGLE INC
OVERSTOCK.COM
AUDIBLE INC
Underwriters
CSFB, Morgan Stanley, Allen & Co, Blaylock
& Partners, Capital Management, CIBC World
Markets, Citigroup, DBSI, JP Morgan, Lazard
Bank, Lehman Brothers, Loop Capital
Markets, MR Beal, Needham & Co, Piper
Jaffray, Siebert Capital Markets, Thomas
Weisel, UBS
Lehman Brothers, Legg Mason, Piper Jaffray,
WR Hambrecht, Avondale Partners, Pacific
Growth Equities
Citigroup, Adams Harkness & Hill, America's
Growth Capital, Kaufman Brothers, Merriman
Curhan Ford, ThinkEquity Partners
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Ticker
GOOG US
OSTK US
ADBL US
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
Morgan Stanley
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
9/14/2005
11/17/2004
11/17/2004
Total dollar amount of offering sold to QIBs
 $
4,176,990,000
 $
69,040,000
 $
128,010,000
Total dollar amount of any concurrent public offering
 $
-
 $
-
 $
-
Total
 $
4,176,990,000
 $
69,040,000
 $
128,010,000
Public offering price
 $
295.00
 $
57.53
 $
24.50
Price paid if other than public offering price
 N/A
 N/A
N/A
Underwriting spread or commission
4.43%
2.88%
1.29%
Rating
N/A
N/A
N/A
Current yield
N/A
N/A
N/A








Fund Specific Information








Board
Total Share Amount
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Chicago







Scudder Technology Fund
Chicago
40,500
 $
11,947,500
0.29%
7.27%
-0.18%
9/30/2005
SVS II Technology Growth Portfolio
Chicago
6,400
 $
1,888,000
0.05%
7.27%
-0.11%
9/30/2005
Total

46,900
 $
13,835,500
0.33%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed.
If a Fund still held the security as of the quarter-end, the quarter-end date is listed.





Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
4491304006
254543101
43365Y104
Issuer
HYNIX SEMICONDUCTOR
DIODES INC
HITTITE MICROWAVE CORP
Underwriters
Citigroup, CSFB, Deutsche Bank AG, Merrill
Lynch, Woori Investment & Securities Co
UBS, AG Edwards, CE Unterberg Towbin,
Raymond James, WR Hambrecht, Stanford Group
Co
Lehman Brothers, Needham & Co, Piper Jaffray,
Thomas Weisel Partners, Chatsworth Securities,
National Financial Services, Oppenheimer & Co,
Raymond James
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Ticker
CSFB
DIODE US
HITT US
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
CSFB
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
10/26/2005
9/22/2005
7/21/2005
Total dollar amount of offering sold to QIBs
 $
1,207,744,000
 $
89,380,000
 $
76,500,000
Total dollar amount of any concurrent public offering
 $
-
 $
-
 $
-
Total
 $
1,207,744,000
 $
89,380,000
 $
76,500,000
Public offering price
 $
18.43
 $
35.75
 $
17.00
Price paid if other than public offering price
 N/A
 N/A
N/A
Underwriting spread or commission
fees not disclosed on Bloomberg
1.83%
1.19%
Rating
N/A
N/A
N/A
Current yield
N/A
N/A
N/A








Fund Specific Information








Board
Total Share Amount
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Boston Funds







Scudder Global Fund
Boston
                      345,200
 $
6,363,417
0.53%



Scudder Emerging Markets Growth Fund
Boston
                        83,000
 $
1,530,022
0.13%



Chicago Funds







Scudder Technology Fund
Chicago
666,000
 $
12,277,044
1.02%



SVS II Technology Growth Portfolio
Chicago
105,700
 $
1,948,474
0.16%



SVS II Global Blue Chip Portfolio
Chicago
31,400
 $                   578,828
0.05%



Total

1,231,300
 $               22,697,784
1.88%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed.
If a Fund still held the security as of the quarter-end, the quarter-end date is listed.